UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

DATE OF REPORT: August 31, 2006
(Date of earliest event reported)

______________________________

Electric Aquagenics Unlimited, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	333-86830	87-0654478
(State or other jurisdiction of	Commission File Number	(I.R.S. Employer
incorporation)		Identification Number)

1464 West 40 South, Suite 200
Lindon, Utah	84042
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (801) 443-1031

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 31, 2006, H. Warren Jaynes resigned as the Chief Financial Officer of Electric Aquagenics Unlimited, Inc., effective September 8, 2006. Brian Heinhold, the Company’s Controller, will assume the duties of Mr. Jaynes until a replacement Chief Financial Officer is appointed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized

ELECTRIC AQUAGENICS UNLIMTED, INC.

Date: September 7, 2006
By:  /s/ Jay S. Potter

Name: Jay S. Potter
Title: Interim Chief Executive Officer